CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement Post-Effective Amendment No. 36 on Form N1-A of our report dated July 23, 1999, on the May 31, 1999 financial statements of STI Classic Funds, and to all references to our Firm included in or made part of this Registration Statement File No. 33-45671.



/S/ ARTHUR ANDERSEN LLP

Philadelphia, PA
July 28, 2000